Exhibit 10.2

KORN FERRY INTERNATIONAL

LONG TERM PERFORMANCE UNIT PLAN

UNIT AWARD AGREEMENT

THIS UNIT AWARD AGREEMENT (this “Agreement”) by and between Korn Ferry International, a Delaware corporation (the “Company”), and the Participant named below evidences the Unit Award granted by the Company to the Participant under the Korn/Ferry International Long Term Performance Unit Plan (the “Plan”). The capitalized terms used in this Agreement are defined in the Plan, if not defined herein.

Participant:

The Committee hereby selects the above named individual for participation in the Plan, effective as of the Grant Date.

Grant Date:

Unit Award: The Participant is hereby awarded              (specify number) of Unit Awards as of the Grant Date, subject to the terms of the Plan and this Agreement. Each Unit Award has a base value of $50,000 for purposes of determining the lump sum payment made for a partially-vested Unit Award. Each Unit Award has a full value of $125,000, which is the aggregate amount payable in five equal annual installments of $25,000 with respect to a fully-vested Unit Award.

Vesting: The base value of the Unit Award shall become 25% vested 13 months after the Grant Date, 50% vested on the second anniversary of the Grant Date and 75% vested on the third anniversary of the Grant Date. The full value of the Unit Award shall become fully vested on the fourth anniversary of the Grant Date. The full value of the Unit Award shall also become fully vested (i) on the later of the Participant’s 65th birthday or the second anniversary of the Grant Date, (ii) upon the termination of the Participant’s employment with the Company due to death or Disability, and (iii) upon a Change in Control Event. In all instances, full or partial vesting is subject to the Participant’s continued employment by the Company through the relevant vesting date, and the Unit Award is forfeited upon termination of employment to the extent not vested. Furthermore, at all times (even following full or partial vesting) the Unit Award is subject to forfeiture if the Participant is terminated for Cause or engages in Detrimental Activity, as set forth in the Plan. Should the Unit Award be forfeited, no payment shall be made under the Unit Award.

Payment: The vested portion of the base value of a Unit Award that is partially vested (but not fully vested) is payable as a lump sum on the first day of the seventh month following the Participant’s Termination Date. Subject to the Participant’s payout elections (described below), a fully-vested Unit Award is payable in five equal annual installments of $25,000, with the first payment made during the calendar year that includes the seventh anniversary of the Grant Date, and with each subsequent payment made during each of the next four calendar years. If the Participant’s employment with the Company terminates on account of Disability prior to the seventh anniversary of the Grant Date, the annual installments commence one year following the Participant’s Termination Date. If the Participant’s employment with the Company terminates on account of Death prior to the seventh anniversary of the Grant Date, the annual installments commence 60 days following the date of death. In all instances the payment date within any calendar year is determined by the Company; provided, however, that any payments commencing due to a Participant’s Separation from Service (other than his or her death) shall not be made prior to the date that is six months following the date of such Separation from Service.

Payout Elections: Within 30 days of the Grant Date, the Participant may elect (i) that the annual installments for a fully-vested Unit Award commence later than (but not earlier than) the calendar year that includes the seventh anniversary of the Grant Date, or (ii) that the payment for a fully-vested Unit Award be made over a greater (but not lesser) number of annual installments (with the full value of such installments remaining $125,000). Furthermore, at least 12 months prior to the date benefits would otherwise commence, the Participant may elect that the annual installments for a fully-vested Unit Award commence later than the calendar year that includes the seventh anniversary of the Grant Date, provided that any such election must defer the commencement of benefits at least five additional years. In no instance shall interest or other investment earnings shall be credited to a Participant who makes an election to receive payments at a later date or over a greater number of installments. Any Participant elections must be made in the form and manner specified by the Company.

Plan Document Controls: This Agreement is subject to the terms and conditions of the Plan document. The Company represents and warrants that a current copy of the Plan document has been provided to the Participant, and Participant hereby acknowledges receipt of such document.

The parties hereby agree to the terms of the Unit Award set forth herein and in the Plan.

“PARTICIPANT”	KORN FERRY INTERNATIONAL, a Delaware corporation
Signature	By:

Print Name	Its:
Address
City, State, Zip Code

CONSENT OF SPOUSE

In consideration of the Company’s execution of this Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

KORN FERRY INTERNATIONAL

LONG TERM PERFORMANCE UNIT PLAN

BENEFICIARY DESIGNATION FORM

The undersigned (the “Participant) hereby names the following person or persons, including a trustee, personal representative or other fiduciary, as his/her beneficiary to receive all benefits to which the Participant may be entitled under Korn Ferry International Long Term Performance Unit Plan in the event of the Participant’s death.

Beneficiary:

Percentage of benefits (percentages

must add to 100% in the aggregate):

Relationship:

Beneficiary:

Percentage of benefits (percentages

must add to 100% in the aggregate):

Relationship:

Beneficiary:

Percentage of benefits (percentages

must add to 100% in the aggregate):

Relationship:

“PARTICIPANT”	ACCEPTED BY: KORN FERRY INTERNATIONAL, a Delaware corporation
Signature	By:

Print Name	Its:
Address
City, State, Zip Code

KORN FERRY INTERNATIONAL

LONG TERM PERFORMANCE UNIT PLAN

PAYOUT ELECTION FORM

Participant:

Grant Date for Unit Awards subject to this election:

Purpose: This form may be used by a Participant in the Korn Ferry International Long Term Performance Unit Plan (the “Plan”) to elect (i) that the annual installments for a fully-vested Unit Award commence later than (but not earlier than) the calendar year that includes the seventh anniversary of the Grant Date, or (ii) that the payment for a fully-vested Unit Award be made over a greater (but not lesser) number of annual installments (with the full value of such installments remaining $125,000). A Participant who does not wish to defer receipt of benefits or to receive benefits over a longer period should not submit this election form.

Units Awards Subject to this Election: The Participant’s election applies to the Unit Award(s) granted to the Participant on the Grant Date shown above (the “Applicable Unit Awards).

Deadline: In order to comply with certain tax rules governing the Plan, this election must be completed and delivered to the Company no later than 30 days following the Grant Date. Any attempt to make the election following such deadline shall be disregarded.

No Interest or Investment Earnings: Under the election below, the Participant will receive the payments for the Applicable Unit Award at a later date or over a longer period of time than in the absence of the election. The Participant understands and agrees that no interest, investment earnings or other compensation will be paid as a result of such election.

Annual Benefit Commencement Date: The Participant hereby elects to receive any Annual Benefit that he/she may be entitled to receive pursuant to the Plan for the Applicable Unit Awards beginning during the following calendar year: (Select one)

☐	The calendar year that is 6 months following the Participant’s Separation from Service with the Company (provided that the commencement of distributions will not be earlier than the calendar year that includes the seventh anniversary of the Grant Date, and that the commencement of distributions will not be later than the calendar year in which the Participant reaches age 70); provided that any payments commencing due to a Participant’s Separation from Service shall not be made prior to the date that is six months following the date of such Separation from Service.

☐	The calendar year in which the Participant attains age (Insert an age not exceeding 70) (provided that the commencement of distributions will not be earlier than the calendar year that includes the seventh anniversary of the Grant Date).

☐	The calendar year that includes the th anniversary of the Grant Date (Insert a number of years higher than 7) (provided that the commencement of distributions will not be deferred later than the calendar year in which the Participant reaches age 70).

“PARTICIPANT”	ACCEPTED BY: KORN FERRY INTERNATIONAL, a Delaware corporation
Signature	By:

Print Name	Its:
Address
City, State, Zip Code